SUPPLEMENTAL FINANCIAL INFORMATION FOR Q3 2020

November 5, 2020

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed on May 15, 2020 and in reports filed with the SEC thereafter, including our Quarterly Report on Form 10-Q for the period ended September 30, 2020, that we anticipate will be filed contemporaneously with the furnishing of this document.

The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

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	As at September 30,
	2020		2019
Market capitalization (thousands)	$202,333		$232,580
Shares outstanding (thousands)	17,176		15,952
Closing share price	$11.78		$14.58
Quarterly dividend declared per share	$0.22		$0.22

Multi-family properties owned	39		39
Units	11,042	(1)	11,178	(1)
Average occupancy (2)	94.5%		94.7%
Average monthly rental revenue per occupied unit (2)	$1,086		$1,053

	Quarter ended September 30,				Nine months ended September 30,
Per share data	2020 (Unaudited)		2019 (Unaudited)		2020 (Unaudited)	2019 (Unaudited)
Earnings per share basic	$(0.44)		$0.21		$(0.97)	$(0.33)
Earnings per share diluted	$(0.44)		$0.20		$(0.97)	$(0.33)
FFO per share of common stock (diluted) (3)	0.27		0.12		0.71	0.54
AFFO per share of common stock (diluted) (3)	$0.28		$0.26		$0.80	$0.74

(1) For 2020, includes 1,880 units owned by consolidated subsidiaries and 9,162 units owned by unconsolidated subsidiaries. For 2019, includes 2,072 units owned by consolidated subsidiaries and 9,151 units owned by unconsolidated subsidiaries. Unconsolidated for 2020 and 2019 includes 741 units in lease-up.
(2) For the period presented, average reflects stabilized properties and includes consolidated and unconsolidated assets.
See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenues:
Rental revenue	$7,020	$6,261	$20,422	$20,244
Other income	293	161	631	595
Total revenues	7,313	6,422	21,053	20,839
Expenses:

Real estate operating expenses	3,289	2,741	9,351	9,242
Interest expense	1,731	1,870	5,400	5,865
General and administrative (1)	2,730	2,430	9,054	7,455
Impairment charge	3,642	—	3,642	—
Depreciation	1,777	1,373	5,147	4,348
Total expenses	13,169	8,414	32,594	26,910
Total revenues less total expenses	(5,856)	(1,992)	(11,541)	(6,071)
Equity in loss of unconsolidated joint ventures	(1,529)	(2,390)	(4,731)	(6,676)
Gain on sale of real estate	—	9,938	—	9,938
Loss on extinguishment of debt	—	(1,387)	—	(1,387)
(Loss) income from continuing operations	(7,385)	4,169	(16,272)	(4,196)
Income tax provision	65	98	192	219
Net (loss) income from continuing operations, net of taxes	(7,450)	4,071	(16,464)	(4,415)
Net income attributable to non-controlling interests	(34)	(799)	(97)	(877)
Net (loss) income attributable to common stockholders	$(7,484)	$3,272	$(16,561)	$(5,292)

Weighted average number of shares of common stock outstanding:
Basic	17,176,401	15,913,975	17,095,315	15,900,362
Diluted	17,176,401	16,113,975	17,095,315	15,900,362

Per share amounts attributable to common stockholders:
Basic	$(0.44)	$0.21	$(0.97)	$(0.33)
Diluted	$(0.44)	$0.20	$(0.97)	$(0.33)

(1) Includes $10 and $698 in fees relating to the restatement for the three and nine months ended September 30, 2020, respectively.

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands except per share data)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenues:
Rental and other revenue	$32,341	$31,273	$94,726	$87,076
Total revenues	32,341	31,273	94,726	87,076

Expenses:
Real estate operating expenses	16,092	15,212	45,298	42,612
Interest expense	8,663	9,202	26,186	26,027
Depreciation	10,411	9,901	31,184	29,121
Total expenses	35,166	34,315	102,668	97,760
Total revenues less total expenses	(2,825)	(3,042)	(7,942)	(10,684)
Loss on extinguishment of debt	—	(379)	—	(379)
Gain on insurance recoveries	427	—	765	517
Net income from joint ventures	$(2,398)	$(3,421)	$(7,177)	$(10,546)

BRT equity in loss from joint ventures	$(1,529)	$(2,390)	$(4,731)	$(6,676)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands except per share data)
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	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP Net loss attributable to common stockholders	$(7,484)	$3,272	$(16,561)	$(5,292)
Add: depreciation of properties	1,777	1,373	5,147	4,348
Add: our share of depreciation in unconsolidated joint ventures	6,624	6,366	19,823	18,526
Add: Impairment charge	3,642	—	3,642	—
Deduct: gain on sale of real estate	—	(9,938)	—	(9,938)
Adjustments for non-controlling interests	(4)	889	(12)	859
NAREIT Funds from operations attributable to common stockholders	4,555	1,962	12,039	8,503

Adjustments for: straight-line rent accruals	(10)	(10)	(30)	(30)
Add: loss on extinguishment of debt	—	1,387	—	1,387
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	273	—	273
Add: amortization of restricted stock and restricted stock units	461	372	1,360	1,110
Add: amortization of deferred mortgage costs	80	71	240	228
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	156	246	479	831
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(350)	—	(519)	(414)
Adjustments for non-controlling interests	2	(123)	5	(121)
Adjusted funds from operations attributable to common stockholders	$4,894	$4,178	$13,574	$11,767

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP Net loss attributable to common stockholders	$(0.44)	$0.20	$(0.97)	$(0.33)
Add: depreciation of properties	0.11	0.09	0.31	0.28
Add: our share of depreciation in unconsolidated joint ventures	0.39	0.39	1.16	1.17
Add: Impairment charge	0.21	—	0.21	—
Deduct: gain on sale of real estate	—	(0.62)	—	(0.63)
Adjustment for non-controlling interests	—	0.06	—	0.05
NAREIT Funds from operations per diluted common share	0.27	0.12	0.71	0.54

Adjustments for: straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	—	0.09	—	0.09
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	0.02	—	0.02
Add: amortization of restricted stock and restricted stock units	0.02	0.02	0.08	0.07
Add: amortization of deferred mortgage costs	—	—	0.01	0.01
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	0.01	0.02	0.03	0.05
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(0.02)	—	(0.03)	(0.03)
Adjustments for non-controlling interests	—	(0.01)	—	(0.01)
Adjusted funds from operations per diluted common share	$0.28	$0.26	$0.80	$0.74

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

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	September 30, 2020 (unaudited)	December 31, 2019
ASSETS
Real estate properties, net	$161,594	$169,689
Investments in unconsolidated joint ventures	175,484	177,071
Real estate loan	—	4,150
Cash and cash equivalents	15,650	22,699
Restricted cash	9,129	9,719
Other assets	12,390	7,282
Total Assets	$374,247	$390,610

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$131,148	$133,215
Junior subordinated notes, net of deferred costs	37,078	37,063
Accounts payable and accrued liabilities	21,678	20,772
Total Liabilities	189,904	191,050

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized;
16,176 and 15,638 shares outstanding	164	156
Additional paid-in capital	245,144	232,331
Accumulated other comprehensive loss	(24)	(10)
Accumulated deficit	(60,853)	(32,824)
Total BRT Apartments Corp. stockholders’ equity	184,431	199,653
Non-controlling interests	(88)	(93)
Total Equity	184,343	199,560
Total Liabilities and Equity	$374,247	$390,610

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

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At September 30, 2020, the Company held interests in unconsolidated joint ventures that own 31 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties (dollars in thousands):

September 30, 2020
ASSETS
Real estate properties, net of accumulated depreciation of $135,126	$1,082,703
Cash and cash equivalents	16,595
Deposits and escrows	26,368
Other assets	5,164
Total Assets	$1,130,830

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs of $4,605	$825,822
Accounts payable and accrued liabilities	23,602
Total Liabilities	849,424
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	281,406
Total Liabilities and Equity	$1,130,830

BRT interest in joint venture equity	$175,484

Unconsolidated Mortgages Payable:
BRT Share	$526,651
Partner Share	299,171
Total	$825,822

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended September 30, 2020
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	464	$1,395	$870	$525	14%	94.5%	$925
Georgia	448	1,596	658	938	26%	96.4%	1,092
Florida	276	1,044	424	620	17%	97.7%	1,130
Ohio	264	768	327	441	12%	95.2%	937
Virginia	220	1,029	424	605	16%	97.9%	1,418
South Carolina	208	814	437	377	10%	93.6%	1,191
Other (3)	—	374	149	225	5%	N/A	N/A
Current Portfolio Totals	1,880	$7,020	$3,289	$3,731	100%	95.8%	$1,085

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$5,210	$2,912	$2,298	22%	90.5%	$1,122
South Carolina	1,183	2,301	1,228	1,073	11%	94.8%	1,087
Georgia	1,097	2,484	1,194	1,290	13%	96.1%	1,110
Florida	972	2,156	1,171	985	10%	95.2%	1,048
Alabama	940	2,341	1,067	1,274	12%	97.1%	920
Mississippi	776	1,458	539	919	9%	97.3%	998
Tennessee	702	1,758	873	885	9%	95.6%	1,182
North Carolina	576	1,442	650	792	8%	94.4%	1,047
Missouri	355	1,326	627	699	6%	95.1%	1,494
Other (3)	—	13	10	3	—	N/A	N/A
Current Portfolio Totals	9,162	$20,489	$10,271	$10,218	100%	94.2%	$1,086

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes properties sold during the periods presented and legacy assets.

BRT Apartments Corp. (NYSE: BRT)

Portfolio Data by State
Nine months ended September 30, 2020
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	464	$4,280	$2,347	$1,933	17%	92.8%	$925
Georgia	448	5,232	2,179	3,053	28%	96.1%	1,083
Florida	276	2,327	1,223	1,104	10%	94.4%	1,108
Ohio	264	2,408	877	1,531	14%	94.4%	927
Virginia	220	2,932	993	1,939	18%	95.4%	1,410
South Carolina	208	2,189	1,377	812	7%	93.1%	1,178
Other (3)	—	1,054	355	699	6%	N/A	N/A
Current Portfolio Totals	1,880	$20,422	$9,351	$11,071	100%	94.4%	$1,075

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$15,572	$8,334	$7,238	23%	91.2%	$1,118
South Carolina	1,183	6,711	3,462	3,249	10%	89.7%	1,111
Georgia	1,097	7,175	3,496	3,679	12%	91.8%	1,108
Florida	972	6,376	3,157	3,219	10%	94.1%	1,062
Alabama	940	6,864	3,035	3,829	12%	96.4%	904
Mississippi	776	4,290	1,568	2,722	9%	96.2%	982
Tennessee	702	5,064	2,228	2,836	9%	96.5%	1,194
North Carolina	576	3,952	1,651	2,301	7%	93.8%	973
Missouri	355	3,949	1,801	2,148	7%	96.5%	1,483
Other (3)	—	18	35	(17)	—	N/A	N/A
Current Portfolio Totals	9,162	$59,971	$28,767	$31,204	100%	93.1%	$1,081

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes properties sold during the periods presented and legacy assets.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons
Quarters ended September 30, 2020 and 2019
(dollars in thousands, except monthly rent amounts)
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		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020		2019	% Change
Georgia	448	$1,596	$1,536	3.9%	$658	$594	10.8%	$938		$942	(0.4)%
Florida	276	1,044	993	5.1%	424	419	1.2%	620		574	8.0%
Texas	272	740	669	10.6%	489	399	22.6%	251		270	(7.0)%
Ohio	264	768	761	0.9%	327	302	8.3%	441		459	(3.9)%
Virginia	220	1,029	984	4.6%	424	392	8.2%	605		592	2.2%
South Carolina	208	814	805	1.1%	437	386	13.2%	377		419	(10.0)%
Totals	1,688	$5,991	$5,748	4.2%	$2,759	$2,492	10.7%	$3,232		$3,256	(0.7)%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Georgia		96.4%	97.6%	(1.2)%	$1,092	$1,036	5.4%
Florida		97.7%	96.3%	1.5%	1,130	1,086	4.1%
Texas		93.3%	88.8%	5.1%	846	809	4.6%
Ohio		95.2%	96.4%	(1.2)%	937	921	1.7%
Virginia		97.9%	95.4%	2.6%	1,418	1,400	1.3%
South Carolina		93.6%	95.4%	(1.9)%	1,191	1,168	2.0%
Weighted Average		95.8%	95.2%	0.6%	$1,091	$1,056	3.3%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons
Nine months ended September 30, 2020 and 2019
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Georgia	448	$4,710	$4,439	6.1%	$1,870	$1,824	2.5%	$2,840	$2,615	8.6%
Florida	276	2,932	2,880	1.8%	1,223	1,220	0.2%	1,709	1,660	3.0%
Texas	272	2,189	2,043	7.1%	1,377	1,164	18.3%	812	879	(7.6)%
Ohio	264	2,255	2,190	3.0%	1,006	940	7.0%	1,249	1,250	(0.1)%
Virginia	220	2,977	2,892	2.9%	1,173	1,070	9.6%	1,804	1,822	(1.0)%
South Carolina	208	2,408	2,418	(0.4)%	1,294	1,185	9.2%	1,114	1,233	(9.7)%
Totals	1,688	$17,471	$16,862	3.6%	$7,943	$7,403	7.3%	$9,528	$9,459	0.7%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Georgia		96.1%	95.1%	1.1%	$1,083	$1,018	6.4%
Florida		94.4%	97.7%	(3.4)%	1,108	1,054	5.1%
Texas		92.8%	90.5%	2.5%	846	801	5.6%
Ohio		94.4%	94.1%	0.3%	927	898	3.2%
Virginia		95.4%	95.6%	(0.2)%	1,410	1,382	2.0%
South Carolina		93.1%	94.8%	(1.8)%	1,178	1,157	1.8%
Weighted Average		94.6%	94.6%	0.0%	$1,080	$1,037	4.1%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Quarters ended September 30, 2020 and 2019
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Texas	2,561	$5,210	$5,218	(0.2)%	$2,912	$2,686	8.4%	$2,298	$2,532	(9.2)%
Georgia	1,097	2,484	2,398	3.6%	1,194	1,109	7.7%	1,290	1,289	0.1%
Florida	972	2,156	2,110	2.2%	1,171	1,087	7.7%	985	1,023	(3.7)%
South Carolina	844	1,708	1,657	3.1%	996	883	12.8%	712	774	(8.0)%
Mississippi	776	1,458	1,408	3.6%	539	529	1.9%	919	879	4.6%
Alabama	740	1,895	1,759	7.7%	853	763	11.8%	1,042	996	4.6%
Missouri	355	1,326	1,305	1.6%	627	594	5.6%	699	711	(1.7)%
North Carolina	312	800	744	7.5%	378	324	16.7%	422	420	0.5%
Tennessee	300	878	890	(1.3)%	404	338	19.5%	474	552	(14.1)%
Totals	7,957	$17,915	$17,489	2.4%	$9,074	$8,313	9.2%	$8,841	$9,176	(3.7)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Texas		90.5%	93.2%	(2.9)%	$1,122	$1,097	2.3%
Georgia		96.1%	95.1%	1.1%	1,110	1,076	3.2%
Florida		95.2%	94.1%	1.2%	1,048	1,051	(0.3)%
South Carolina		94.8%	92.4%	2.6%	1,087	1,105	(1.6)%
Mississippi		97.3%	97.5%	(0.2)%	998	956	4.4%
Alabama		97.2%	96.9%	0.3%	934	887	5.3%
Missouri		95.1%	94.0%	1.2%	1,494	1,499	(0.3)%
North Carolina		94.4%	90.7%	4.1%	1,104	1,086	1.7%
Tennessee		95.6%	98.1%	(2.5)%	1,182	1,166	1.4%
Weighted Average		94.1%	94.5%	(0.4)%	$1,092	$1,057	3.3%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Nine months ended September 30, 2020 and 2019
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Texas	2,561	$15,572	$15,380	1.2%	$8,334	$7,952	4.8%	$7,238	$7,428	(2.6)%
Georgia	1,097	7,175	6,921	3.7%	3,496	3,249	7.6%	3,679	3,672	0.2%
Florida	972	6,376	6,132	4.0%	3,157	3,052	3.4%	3,219	3,080	4.5%
South Carolina	844	5,023	5,047	(0.5)%	2,758	2,706	1.9%	2,265	2,341	(3.2)%
Mississippi	776	4,290	4,148	3.4%	1,568	1,547	1.4%	2,722	2,601	4.7%
Alabama	412	2,926	2,667	9.7%	1,313	1,200	9.4%	1,613	1,467	10.0%
Missouri	355	3,949	3,786	4.3%	1,801	1,743	3.3%	2,148	2,043	5.1%
Tennessee	300	2,641	2,594	1.8%	1,024	991	3.3%	1,617	1,603	0.9%
Totals	7,317	$47,952	$46,675	2.7%	$23,451	$22,440	4.5%	$24,501	$24,235	1.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Texas		91.2%	92.6%	(1.5)%	$1,118	$1,089	2.7%
Georgia		91.8%	93.2%	(1.5)%	1,108	1,056	4.9%
Florida		94.1%	94.2%	(0.1)%	1,062	1,035	2.6%
South Carolina		89.9%	91.6%	(1.9)%	1,111	1,103	0.7%
Mississippi		96.2%	97.1%	(0.9)%	982	945	3.9%
Alabama		97.7%	96.6%	1.1%	855	803	6.5%
Missouri		96.5%	94.1%	2.6%	1,483	1,460	1.6%
Tennessee		96.5%	97.7%	(1.2)%	1,194	1,147	4.1%
Weighted Average		93.1%	93.8%	(0.7)%	$1,099	$1,066	3.1%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended September 30,

Portfolio	2020
	Revenues	Property Operating Expenses	NOI
Consolidated	$7,020	$3,289	$3,731
Unconsolidated (1)	20,489	10,271	10,218
Combined	$27,509	$13,560	$13,949

Same Store
	2020			2019			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$5,991	$2,759	$3,232	$5,748	$2,492	$3,256	4.2%	10.7%	(0.7)%
Unconsolidated (1)	17,915	9,074	8,841	17,489	8,313	9,176	2.4%	9.2%	(3.7)%
Combined	$23,906	$11,833	$12,073	$23,237	$10,805	$12,432	2.9%	9.5%	(2.9)%

_____________________________________________________________

Nine Months ended September 30,

Portfolio	2020
	Revenues	Property Operating Expenses	NOI
Consolidated	$20,422	$9,351	$11,071
Unconsolidated (1)	59,971	28,767	31,204
Combined	$80,393	$38,118	$42,275

Same Store
	2020			2019			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$17,471	$7,943	$9,528	$16,862	$7,403	$9,459	3.6%	7.3%	0.7%
Unconsolidated (1)	47,952	23,451	24,501	46,675	22,440	24,235	2.7%	4.5%	1.1%
Combined	$65,423	$31,394	$34,029	$63,537	$29,843	$33,694	3.0%	5.2%	1.0%

(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)

________________________________________________________________________________________

Acquisition during the nine months ended September 30, 2020
Location	Purchase Date	Units	Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Wilmington, NC (1)	2/20/2020	264	$38,000	$23,160	$13,700	80%	$459

(1) Unconsolidated property

There were no dispositions during the nine months ended September 30, 2020

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended September 30, 2020

________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated (24 months)
52	$302,000	$5,808	$109	23%	600

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$252,000	$49,276	$202,724
Estimated Non-Recurring Capital Expenditures (2)	1,243,000	299,486	943,514
Total Capital Expenditures	$1,495,000	$348,762	$1,146,238

Replacements (operating expense) (3)	$640,912	$182,585	$458,327

Estimated Recurring Capital Expenditures and Replacements per unit (11,042 units)	$81	$21	$60

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of September 30, 2020
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2020	$779	$779	$—		—	—
2021	17,274	3,272	14,002		12%	4.29%
2022	62,543	1,924	60,619		54%	4.29%
2023	1,270	1,270	—		—	—
2024	1,316	1,316	—		—	—
Thereafter	48,594	10,055	38,539		34%	4.03%
Total	$131,776	$18,616	$113,160		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2020	$660	$660	$—		—	—
2021	22,422	3,305	19,117		4%	2.70%
2022	48,274	4,815	43,459		10%	3.39%
2023	29,577	4,992	24,585		5%	4.12%
2024	5,770	5,770	—		—	—
Thereafter	419,948	51,807	368,140		81%	4.18%
Total	$526,651	$71,350	$455,301		100%

Combined
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2020	$1,439	$1,439	$—		—	—
2021	39,696	6,577	33,119		6%	3.68%
2022	110,817	6,739	104,078		18%	4.06%
2023	30,847	6,262	24,585		4%	4.05%
2024	7,086	7,086	—		—	—
Thereafter	468,542	61,862	406,679		72%	4.15%
Total	$658,427	$89,965	$568,461		100%
Weighted Average Remaining Term to Maturity (2)			6.2 years
Weighted Average Interest Rate (2)			4.03%
Debt Service Coverage Ratio for the quarter ended September 30, 2020			1.47	(3)

(1) Based on balloon payments at maturity. Includes consolidated and BRT pro rata share amounts
(2) Includes consolidated and BRT pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.27% at 9/30/20)
Maturity	April 30, 2036

Credit Facility (as of November 5, 2020)
Maximum Amount Available	Up to $10,000
Amount Outstanding	$0
Interest Rate	Prime + 0.50% (floor of 5.00%)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP Net loss attributable to common stockholders	$(7,484)	$3,272	$(16,561)	$(5,292)
Less: Other Income	(293)	(161)	(631)	(595)
Add: Interest expense	1,731	1,870	5,400	5,865
General and administrative	2,730	2,430	9,054	7,455
Impairment charge	3,642	—	3,642	—
Depreciation	1,777	1,373	5,147	4,348
Provision for taxes	65	98	192	219
Less: Gain on sale of real estate	—	(9,938)	—	(9,938)
Add: Loss on extinguishment of debt	—	1,387	—	1,387
Equity in loss of unconsolidated joint venture properties	1,529	2,390	4,731	6,676
Add: Net loss attributable to non-controlling interests	34	799	97	877
Net Operating Income	$3,731	$3,520	11,071	11,002

Less: Non-same store Net Operating Income	$(498)	$(264)	$(1,543)	$(1,543)
Same store Net Operating Income	$3,233	$3,256	$9,528	$9,459

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
BRT equity in loss from joint ventures	$(1,529)	$(2,390)	$(4,731)	$(6,676)
Add: Interest expense	5,571	5,885	16,746	16,639
Depreciation	6,623	6,364	19,822	18,516
Other non-multi family	(447)	341	(633)	(302)
Net Operating Income	$10,218	$10,200	$31,204	$28,177

Less: Non-same store Net Operating Income	$(1,373)	$(1,032)	$(6,704)	$(3,942)
Same store Net Operating Income	$8,845	$9,168	$24,500	$24,235

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present, for the periods indicated, a reconciliation of the information that appears in note 9 of BRT's Quarterly report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Three Months Ended September 30, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$32,341	$11,852	$20,489
Total revenues	32,341	11,852	20,489

Expenses:
Real estate operating expenses	16,092	5,821	10,271
Interest expense	8,663	3,092	5,571
Depreciation	10,411	3,788	6,623
Total expenses	35,166	12,701	22,465

Total revenues less total expenses	(2,825)	(849)	(1,976)
Equity in earnings	—	(97)	97
Gain on insurance recoveries	427	77	350
Loss on extinguishment of debt	—	—	—
Net loss	$(2,398)	$(869)	$(1,529)

	Three Months Ended September 30, 2019
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$31,273	$11,327	$19,946
Total revenues	$31,273	$11,327	$19,946

Expenses:
Real estate operating expenses	15,212	5,466	9,746
Interest expense	9,202	3,317	5,885
Depreciation	9,901	3,537	6,364
Total expenses	34,315	12,320	21,995

Total revenues less total expenses	(3,042)	(993)	(2,049)
Gain on sale of real estate properties	—	—	—
Gain on insurance recoveries	—	67	(67)
Loss on extinguishment of debt	(379)	(105)	(274)
Net loss	$(3,421)	$(1,031)	$(2,390)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 9 of BRT's Quarterly report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Nine Months Ended September 30, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$94,726	$34,755	$59,971
Total revenues	94,726	34,755	59,971

Expenses:
Real estate operating expenses	45,298	16,531	28,767
Interest expense	26,186	9,440	16,746
Depreciation	31,184	11,362	19,822
Total expenses	102,668	37,333	65,335

Total revenues less total expenses	(7,942)	(2,578)	(5,364)
Gain on sale of real estate properties	—	—
Loss on extinguishment of debt	—	—	—
Gain on insurance recoveries	765	132	633
Net loss	$(7,177)	$(2,446)	$(4,731)

	Nine Months Ended September 30, 2019
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$87,076	$31,628	$55,448
Total revenues	87,076	31,628	55,448

Expenses:
Real estate operating expenses	42,612	15,341	27,271
Interest expense	26,027	9,388	16,639
Depreciation	29,121	10,605	18,516
Total expenses	97,760	35,334	62,426

Total revenues less total expenses	(10,684)	(3,706)	(6,978)
Gain on sale of real estate properties	—	—
Loss on extinguishment of debt	(379)	(105)	(274)
Gain on insurance recoveries	517	(59)	576
Net loss	$(10,546)	$(3,870)	$(6,676)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Stabilized Properties
For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development.

Same Store
Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 11/5/2020
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2020 Avg. Occupancy	Q3 2020 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	11	208	93.6%	$1,191	100%
Avondale Station	Decatur	GA	1950	2012	71	212	94.6%	1,181	100%
Newbridge Commons	Columbus	OH	1999	2013	22	264	95.2%	937	100%
Kendall Manor	Houston	TX	1981	2014	40	272	93.3%	846	100%
Avalon	Pensacola	FL	2008	2014	13	276	97.7%	1,130	100%
Parkway Grande	San Marcos	TX	2014	2015	7	192	96.2%	1,034	100%
Woodland Trails	LaGrange	GA	2010	2015	11	236	97.9%	1,015	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	16	220	97.9%	1,418	100%
Weighted Avg./Total Consolidated					24	1,880

Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	36	208	97.8%	836	80%
Crossings of Bellevue	Nashville	TN	1985	2014	36	300	95.6%	1,182	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	13	268	93.6%	1,186	75%
Grove at River Place	Macon	GA	1988	2016	33	240	96.5%	754	80%
Civic Center 1	Southaven	MS	2002	2016	19	392	97.4%	968	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	7	288	93.7%	1,059	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	35	494	80.7%	963	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	25	204	97.1%	927	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	32	271	96.3%	1,238	74%
Civic Center 2	Southaven	MS	2005	2016	16	384	97.3%	1,029	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	6	288	93.1%	1,040	71.9%
OPOP Towers	St. Louis	MO	2014	2017	7	128	94.7%	1,370	75.5%
OPOP Lofts	St. Louis	MO	2014	2017	7	53	93.0%	1,426	75.5%
Vanguard Heights	Creve Coeur	MO	2016	2017	5	174	96.0%	1,604	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	7	509	90.1%	1,324	50%
Jackson Square	Tallahassee	FL	1996	2017	25	242	95.5%	1,074	80%
Magnolia Pointe	Madison	AL	1991	2017	30	204	96.6%	944	80%
Woodland Apartments	Boerne	TX	2007	2017	14	120	94.3%	1,003	80%
The Avenue	Ocoee	FL	1998	2018	23	522	95.3%	1,088	50%
Parc at 980	Lawrenceville	GA	1997	2018	24	586	95.8%	1,198	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	35	208	94.7%	918	80%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	20	281	95.4%	1,116	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	23	266	94.2%	1,022	90%
The Vive at Kellswater	Kannapolis	NC	2011	2019	10	312	94.4%	1,104	65%
Somerset at Trussville	Trussville	AL	2007	2019	14	328	97.2%	990	80%
The Village at Lakeside	Auburn	AL	1988	2019	33	200	97.0%	867	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	13	374	93.9%	1,223	32%
Gateway Oaks	Forney	TX	2016	2016	5	313	92.8%	1,150	50%
Abbotts Run	Wilmington	NC	2001	2019	20	264	92.5%	978	80%
Weighted Avg./Total Unconsolidated					20	8,421

Lease-Up Projects: (1)
Bell's Bluff	Nashville	TN	2018		2	402	79.7%	1,460	58.1%
Canalside Sola	Columbia	SC	2018		2	339	85.0%	1,370	46.2%
Weighted Avg./Total (lease-up)					2	741

Weighted Avg./Total Portfolio					19	11,042
(1) Unconsolidated